UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement.
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[ ] Definitive Proxy Statement.
[ X ] Definitive Additional Materials.
[ ] Soliciting Material Pursuant to ss.240.14a-12.

MADISON COVERED CALL & EQUITY STRATEGY FUND
(Names of Registrant As Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No Fee Required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:_____________________________________________
(2) Aggregate number of securities to which transaction applies:_____________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 240.0-11
(Set forth the amount on which the filing fee is calculated and state how it was determined):_______________________

(4) Proposed maximum aggregate value of transaction:____________________________________________________
(5) Total fee paid:__________________________________________________________________________________
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:________________________________________________________________________
(2) Form, Schedule or Registration Statement No.:______________________________________________________
(3) Filing Party:_________________________________________________________________________________
(4) Date Filed:___________________________________________________________________________________

PO Box 43131
Providence, RI 02940-3131

Shareholder Name
Address 1
Address 2
Address 3

Reference Number:

ACTION NEEDED

Re: Your investment in Madison Covered Call & Equity Strategy Fund

We have been trying to contact you regarding an important proposal pertaining to your investment in the Madison Covered Call & Equity Strategy Fund.

Please call us toll-free at
866-434-7510

The call will take only a few moments and will be recorded for your protection.
You WILL NOT be asked for confidential information.

Hours of Operation:
•Monday through Friday - 10:00 a.m. to 11:00 p.m. ET
•Saturday - 12:00 p.m. to 6:00 p.m. ET

Once your vote has been recorded your contact information will promptly be removed from the mailing and call list.

Thank you!

The proxy materials contain important information; please read them carefully. Copies of the Proxy Statement are available for free on the Securities and Exchange Commission’s website at www.sec.gov or by visiting https://www.madisonfunds.com/MCNproxy or by calling Computershare Fund Services, the Fund’s proxy solicitor toll free at 866-434-7510.
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